UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2014

REGENERX BIOPHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15070	52-1253406

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15245 Shady Grove Road, Suite 470 Rockville, MD	20850

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 208-9191

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On February 28, 2014, RegeneRx Biopharmaceuticals, Inc. (the "Company") determined that the negotiation of a Definitive License Agreement and the purchase of RegeneRx common stock pursuant to the previously announced term sheet with an Asian venture company, active in the technology and healthcare space, will not be completed on February 28, 2014 as previously anticipated in the Company’s Current Report on Form 8-K filed on February 14, 2014. The Company currently anticipates execution of the definitive agreements during the week of March 3-7, 2014, or as soon as practicable thereafter. Full details of the transaction will be provided at that time.

Item 9.01 Financial Statement and Exhibits

None.

Forward-Looking Statements

Certain statements in this report are forward-looking statements that involve a number of risks and uncertainties. Such forward-looking statements include statements concerning the execution and timing of a definitive license agreement and equity purchase, the future development and commercialization of the Company’s product candidates and the future payment of milestone payments or royalties to the Company. For such statements, the Company claims the protection of the Private Securities Litigation Reform Act of 1995. Actual events or results may differ materially from the Company’s expectations. Factors that may cause actual results to differ materially from any future results expressed or implied by any forward-looking statements include risks related to uncertainties inherent in the Company’s business, including, without limitation, the risk that the Company is unable to negotiate and enter into the definitive license agreement on satisfactory terms or at all, the risk that the milestone payments and royalties described in the this report may not be triggered, the risk that the Company’s product candidates do not demonstrate safety and/or efficacy in clinical trials; risks related to the Company’s ability to obtain financing to support its operations on commercially reasonable terms; the progress, timing or success of the Company’s clinical trials; difficulties or delays in development, testing, obtaining regulatory approval for producing and marketing the Company’s product candidates; regulatory developments; the size and growth potential of the markets for the Company’s product candidates and its ability to serve those markets; the scope and validity of patent protection for the Company’s product candidates; competition from other pharmaceutical or biotechnology companies; and other risks described in the Company’s filings with the Securities and Exchange Commission (“SEC”), including those identified in the “Risk Factors” section of the annual report on Form 10-K for the year ended December 31, 2012, filed with the SEC on April 16, 2013, and subsequent quarterly reports filed on Form 10-Q, as well as other filings it makes with the SEC. Any forward-looking statements in this report represent the Company’s views only as of the date of this report and should not be relied upon as representing its views as of any subsequent date. The Company anticipates that subsequent events and developments may cause its views to change, and the Company specifically disclaims any obligation to update this information, as a result of future events or otherwise, except as required by applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REGENERX BIOPHARMACEUTICALS, INC.
By:	/s/ J.J. Finkelstein
J.J. Finkelstein
President and Chief Executive Officer

Date: February 28, 2014